UBS PACE® Select Advisors Trust

UBS PACE® Global Fixed Income Investments

UBS PACE® International Equity Investments

UBS PACE® International Emerging Markets Equity Investments

Supplement to the prospectuses relating to Class A, Class B, Class C and Class Y shares (the "Multi-Class Prospectus") and Class P shares (the "Class P Prospectus") (collectively, the "Prospectuses") and the Statement of Additional Information ("SAI"), each dated November 28, 2009

September 24, 2010

Dear Investor,

The purpose of this supplement is to update information regarding UBS PACE Global Fixed Income Investments ("Global Fixed Income Investments"), UBS PACE International Equity Investments ("International Equity Investments") and UBS PACE International Emerging Markets Equity Investments ("International Emerging Markets Equity Investments").

With respect to Global Fixed Income Investments, this supplement updates information related to recent changes in the portfolio management team for Rogge Global Partners plc ("Rogge Global Partners"), the fund's investment advisor. In particular, Francesc Balcells has assumed responsibilities as a primary portfolio manager for the fund, and portfolio manager Richard Gray is expected to retire from Rogge Global Partners in October 2010.

With respect to International Equity Investments and International Emerging Markets Equity Investments, this supplement updates information related to changes to each fund's investment advisory arrangements. A significant service you receive with UBS PACE Select Advisors Trust (the "Trust") is the on-going review and due diligence by UBS Global Asset Management (Americas) Inc. ("UBS Global AM") of the Trust's investment advisors. At the recommendation of UBS Global AM, the Trust's board of trustees (the "Board") has appointed J.P. Morgan Investment Management Inc. ("J.P. Morgan"), an existing advisor to a portion of International Equity Investments' portfolio, to manage a new, separate portion of International Equity Investments' portfolio, utilizing distinct principal investment strategies and portfolio management. J.P. Morgan will assume investment advisory responsibility with respect to the new portion of International Equity Investments' portfolio effective on or before October 29, 2010. J.P. Morgan, Mondrian Investment Partners Limited ("Mondrian") and Martin Currie Inc. ("Martin Currie") will continue to manage other portions of International Equity Investments' portfolio as allocated by UBS Global AM and approved by the Board. J.P. Morgan's, Mondrian's and Martin Currie's principal investment strategies in managing their respective

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portions of the fund's portfolio will remain the same, although the percentages of the fund's portfolio for which each of Mondrian and Martin Currie is currently responsible will be decreased.

The Board has also appointed Delaware Management Company ("Delaware") and Pzena Investment Management, LLC ("Pzena") to serve as additional investment advisors to International Emerging Markets Equity Investments, and each will assume investment advisory responsibility with respect to a portion of International Emerging Markets Equity Investments' portfolio effective on or before October 29, 2010. Mondrian and Gartmore Global Partners ("GGP") will continue to manage other portions of International Emerging Markets Equity Investments' portfolio as allocated by UBS Global AM and approved by the Board. Mondrian's and GGP's principal investment strategies in managing their respective portions of the fund's portfolio will remain the same, although the percentages of the fund's portfolio for which each is currently responsible will decline.

As a result of these changes, the Prospectuses and SAI are hereby revised as follows:

I.   Changes related to Global Fixed Income Investments

The section captioned "Investment advisors and portfolio managers" and sub-headed "UBS PACE® Global Fixed Income Investments" on page 131 of the Multi-Class Prospectus and page 128 of the Class P Prospectus is revised by replacing the third paragraph of that section in its entirety with the following:

Other members of the team are John Graham, Richard Bell, Adrian James, Malie Conway, Richard Gray (who is expected to retire in October 2010) and Francesc Balcells. These team members have held their fund responsibilities since August 1995 except for Ms. Conway, who has held her responsibilities since August 1998, Mr. Gray, who has held his fund responsibilities since August 1998 and Mr. Balcells, who has held his fund responsibilities since July 2010.

The section captioned "Investment advisors and portfolio managers" and sub-headed "UBS PACE® Global Fixed Income Investments" on page 131 of the Multi-Class Prospectus and page 128 of the Class P Prospectus is revised by adding the following after the sixth paragraph of that section:

Mr. Balcells joined Rogge Global Partners in July 2010 and serves as a portfolio manager and head of emerging markets. He was previously a portfolio manager and strategist at Harvard Management Company from 2006 to 2010. From 2002 to 2006, Mr. Balcells worked at the International Monetary Fund ("IMF"), where he was both an economist and involved with IMF program design and implementation.

The section captioned "Investment advisors and portfolio managers" and sub-headed "UBS PACE® Global Fixed Income Investments" on page 131 of the Multi-Class Prospectus and page 128 of the Class P Prospectus is revised by deleting the final paragraph of that section in its entirety.

The section captioned "Portfolio managers" and sub-headed "UBS PACE® Global Fixed Income Investments — Rogge Global Partners plc." beginning on page 160 of the SAI is revised by replacing the first two paragraphs of that section and the accompanying table in their entirety with the following:

Rogge Global Partners plc.

Rogge Global Partners uses a team approach in the management of all accounts. Rogge Global Partners' senior portfolio managers are Olaf Rogge, John Graham, Richard Bell, Adrian James, Malie Conway, Richard

Gray (who is expected to retire in October 2010) and Francesc Balcells, each of whom serves as a portfolio manager for UBS PACE® Global Fixed Income Investments.

The following table provides information relating to other accounts managed collectively by the portfolio managers in the Rogge Global Partners' investment team as of July 31, 2010:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	1	17	121
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	25
Assets Managed (in millions)	$517	$3,263	$39,411
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$6,377

The section captioned "Portfolio managers" and sub-headed "UBS PACE® Global Fixed Income Investments — Rogge Global Partners plc." beginning on page 160 of the SAI is revised by replacing the final paragraph of that section in its entirety with the following:

Ownership of fund shares. As of July 31, 2010, none of Rogge Global Partners' portfolio managers owned any shares of the fund.

II.   Changes related to International Equity Investments

The section captioned "Investment objective, strategies and risks" and sub-headed "Principal investment strategies" beginning on page 74 of the Multi-Class Prospectus and page 76 of the Class P Prospectus is revised by replacing the fifth full paragraph of that section in its entirety with the following:

J.P. Morgan manages two separate segments of the fund's assets, utilizing distinct principal investment strategies and portfolio management for each. In managing one segment of the fund's assets, the International Research Enhanced Index Strategy segment ("International REI" segment), J.P. Morgan uses a bottom-up, research driven strategy that seeks to generate risk characteristics that closely match those of the fund's benchmark yet at the same time capitalize on the information advantage created by the firm's proprietary research capabilities to generate outperformance. The strategy is driven by valuation based fundamental analysis, focused on normalized earnings and earnings growth. The J.P. Morgan team seeks to maintain regional weights and sector/industry weights close to those of the benchmark. Stock selection is the focus, being the expected primary source of added value.

In managing the second segment of the fund's assets, the Europe, Australasia, and Far East Opportunities Strategy segment ("EAFE Opportunities" segment), J.P. Morgan uses an active equity strategy, which represents a partnership between portfolio management and the firm's proprietary network of analysts. J.P. Morgan applies a uniform valuation methodology across regions and sectors, and analysts conduct thorough analysis with a particular emphasis on a company's normalized (or mid-cycle) earnings and their intermediate growth rate. J.P. Morgan typically focuses on the most attractive companies, within a sector, that possess a catalyst for share price appreciation in an effort to build a portfolio where stock selection is the primary source of added value.

The section captioned "Performance" and sub-headed "Risk/return bar chart and table" on page 77 of the Multi-Class Prospectus and page 79 of the Class P Prospectus is revised by inserting the following as the final sentence of the final paragraph of that section:

J.P. Morgan will assume day-to-day management of a second, separate portion of the fund's assets on or before October 29, 2010.

The section captioned "Investment advisors and portfolio managers" and sub-headed "UBS PACE® International Equity Investments" beginning on page 136 of the Multi-Class Prospectus and page 133 of the Class P Prospectus is revised by replacing the final sentence of the fourth full paragraph of that section in its entirety with the following:

As of June 30, 2010, J.P. Morgan and its affiliates had over $1.25 trillion in assets under management.

The section captioned "Investment advisors and portfolio managers" and sub-headed "UBS PACE® International Equity Investments" beginning on page 136 of the Multi-Class Prospectus and page 133 of the Class P Prospectus is revised by replacing fifth full paragraph of that section in its entirety with the following:

Beltran Lastra and Jaco Venter are jointly and primarily responsible for the day-to-day management of the International REI segment of the fund managed by J.P. Morgan. An employee since 1996, Mr. Lastra is head of International Structured Equity at J.P. Morgan and has served as portfolio manager of the fund since April 2004. Mr. Venter joined the firm in 1999 as a quantitative research analyst and has served as a portfolio manager of the fund since December 2004.

Jeroen Huysinga is primarily responsible for the day-to-day management of the EAFE Opportunities segment of the fund managed by J.P. Morgan. Mr. Huysinga is a Managing Director and a portfolio manager in the Global Equities Team. An employee since 1997, Mr. Huysinga previously spent two years at Lombard Odier (UK) Ltd., where he was a Japanese equity portfolio manager. Prior to this, Mr. Huysinga held positions with the British Steel pension fund as a UK analyst and a Japanese equity portfolio manager, after beginning his career at Lloyds Bank.

The section captioned "The funds and their investment policies" and sub-headed "UBS PACE® International Equity Investments" beginning on page 12 of the SAI is revised by replacing the third sentence of the first full paragraph of that section in its entirety with the following:

J.P. Morgan manages two separate segments of the fund's assets, utilizing distinct principal investment strategies and portfolio management for each (J.P. Morgan's segments are referred to in this SAI as the International Research Enhanced Index Strategy segment ("International REI" segment) and the Europe, Australasia, and Far East Opportunities Strategy segment ("EAFE Opportunities" segment)). UBS Global AM allocates the fund's assets among the three investment advisors (and further allocates J.P. Morgan's portion of the fund's assets between the International REI segment and the EAFE Opportunities segment).

The section captioned "Investment advisory arrangements" and sub-headed "UBS PACE® International Equity Investments" on page 99 of the SAI is revised by replacing the first paragraph of that section in its entirety with the following:

Under the current Advisory Agreements for this fund with Mondrian Investment Partners Limited ("Mondrian"), J.P. Morgan Investment Management Inc. ("J.P. Morgan") and Martin Currie Inc. ("Martin

Currie"), UBS Global AM (not the fund) pays Mondrian a fee in the annual amount of 0.35% of the fund's average daily net assets for the first $150 million and 0.30% of the fund's average daily net assets in excess of $150 million that it manages; J.P. Morgan (with respect to the International REI segment of the fund's assets that it manages) a fee in the annual amount of 0.20% of the fund's average daily net assets; J.P. Morgan (with respect to the EAFE Opportunities segment of the fund's assets that it manages) a fee in the annual amount of 0.35% of the fund's average daily net assets for the first $150 million and 0.30% of the fund's average daily net assets in excess of $150 million; and Martin Currie a fee in the annual amount of 0.35% of the fund's average daily net assets up to and including $150 million, 0.30% of the fund's average daily net assets above $150 million up to and including $250 million, 0.25% of the fund's average daily net assets above $250 million up to and including $350 million, and 0.20% of the fund's average daily net assets above $350 million that it manages. For the fiscal years ended July 31, 2009, July 31, 2008, and July 31, 2007, UBS Global AM paid or accrued investment advisory fees to Mondrian, J.P. Morgan and Martin Currie of $2,231,225, $3,667,878 and $3,367,376, respectively. The accrued investment advisory fees reported above reflect the fee schedule in effect during the periods presented.

The section captioned "Portfolio managers" and sub-headed "J.P. Morgan Investment Management Inc." beginning on page 189 of the SAI is revised by replacing the first sentence of the first paragraph of that section in its entirety with the following:

The International REI segment of UBS PACE® International Equity Investments advised by J.P. Morgan is managed by J.P. Morgan's International Structured Equity Team.

The section captioned "Portfolio managers" and sub-headed "J.P. Morgan Investment Management Inc." beginning on page 189 of the SAI is revised by inserting the following immediately after the second table in that section:

The EAFE Opportunities segment of UBS PACE® International Equity Investments advised by J.P. Morgan is managed by Jeroen Huysinga.

The following table provides information relating to other accounts managed by Jeroen Huysinga as of July 31, 2010:

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	4	8	12
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	3
Assets Managed (in millions)	$343.4	$3,077.5	$1,288.1
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$114.2

The section captioned "Portfolio managers" and sub-headed "J.P. Morgan Investment Management Inc." beginning on page 189 of the SAI is revised by replacing the first eleven paragraphs following the tables in that section in their entirety with the following:

Potential Conflicts of Interest. The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the fund ("Similar Accounts") Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing J.P. Morgan's and its affiliates' clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.

J.P. Morgan and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for J.P. Morgan and its affiliates or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, J.P. Morgan or its affiliates could be viewed as having a conflict of interest to the extent that J.P. Morgan or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in J.P. Morgan's or its affiliates' employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon J.P. Morgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as J.P. Morgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. J.P. Morgan and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase J.P. Morgan's or its affiliates' overall allocation of securities in that offering.

A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If J.P. Morgan or its affiliates manage accounts that engage in short sales of securities of the type in which the fund invests, J.P. Morgan or its affiliates could be seen as harming the performance of the fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, J.P. Morgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments J.P. Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude a fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the fund's objectives.

The goal of J.P. Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients. J.P. Morgan and its affiliates have policies and procedures that seek to manage conflicts. J.P. Morgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with J.P. Morgan's Codes of Ethics and J.P. Morgan Chase's Code of Conduct. With respect to the allocation of investment opportunities, J.P. Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with J.P. Morgan's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, J.P. Morgan or its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, J.P. Morgan and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of J.P. Morgan or its affiliates so that fair and equitable allocation will occur over time.

Compensation. J.P. Morgan's portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding people and closely link the performance of investment professionals to client investment objectives. The total compensation program includes a base salary fixed from year to year and a variable performance bonus consisting of cash incentives and restricted stock and may include mandatory notional investments (as described below) in selected mutual funds advised by J.P. Morgan. These elements reflect individual performance and the performance of J.P. Morgan's business as a whole.

Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages. Individual contribution relative to client goals carries the highest impact. Portfolio manager compensation is primarily driven by meeting or exceeding clients' risk and return objectives, relative performance to competitors or competitive indices and compliance with firm policies and regulatory requirements. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the funds' pre-tax performance is compared to the appropriate market peer group and to each fund's benchmark index listed in the fund's prospectuses over one, three and five year periods (or such shorter time as the portfolio manager has managed the fund). Investment performance is generally more heavily weighted to the long term.

Awards of restricted stock are granted as part of an employee's annual performance bonus and comprise from 0% to 40% of a portfolio manager's total bonus. As the level of incentive compensation increases, the percentage of compensation awarded in restricted stock also increases. Up to 50% of the restricted stock portion of a portfolio manager's bonus may instead be subject to a mandatory notional investment in selected mutual funds advised by J.P. Morgan or its affiliates. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

III.   Changes related to International Emerging Markets Equity Investments

The section captioned "Investment objective, strategies and risks" and sub-headed "Principal investment strategies" beginning on page 81 of the Multi-Class Prospectus and page 83 of the

Class P Prospectus is revised by replacing the third full paragraph of that section in its entirety with the following:

UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the fund's manager, selects investment advisor(s) for the fund, subject to approval of the fund's board. Mondrian Investment Partners Limited ("Mondrian"), Gartmore Global Partners ("GGP"), Delaware Management Company ("Delaware") and Pzena Investment Management, LLC ("Pzena") currently serve as the fund's investment advisors. The relative value of each investment advisor's share of the fund's assets may change over time.

The section captioned "Investment objective, strategies and risks" and sub-headed "Principal investment strategies" beginning on page 81 of the Multi-Class Prospectus and page 83 of the Class P Prospectus is revised by adding the following immediately prior to the final paragraph of that section:

In managing its segment of the fund's assets, Delaware selects growth-oriented and value-oriented investments on the basis of the investment's discount to its intrinsic value. When selecting growth-oriented securities, Delaware typically seeks high growth caused by secular economic factors, which may include demographics, economic deregulation, and technological developments. When selecting value-oriented securities, Delaware typically seeks lower valuations caused by cyclical economic factors or temporary changes in business operations. Strong management and sustainable business franchise are key considerations in selecting both growth-oriented and value-oriented securities.

In order to compare the value of different stocks, Delaware considers whether the future income stream on a stock is expected to increase faster than, slower than, or in line with the level of inflation. Delaware then estimates the present value of the anticipated future income stream. Delaware believes this provides an estimate of the stock's intrinsic value. For investments in emerging countries, there may be less information available for Delaware to use in making this analysis than is available for investments in more developed countries.

Currency analysis is an important part of Delaware's intrinsic valuation exercise. Delaware attempts to determine whether a particular currency is overvalued or undervalued by comparing the amount of goods and services that a dollar will buy in the United States to the amount of foreign currency required to buy the same amount of goods and services in another country. When the dollar buys less, the foreign currency may be overvalued, and when the dollar buys more, the foreign currency may be undervalued. Relative per capita income levels are also a key factor in this analysis.

In managing its segment of the fund's assets, Pzena follows a disciplined investment process to implement its value philosophy. Pzena focuses exclusively on companies that are underperforming their historically demonstrated earnings power, and applies intensive fundamental research to these companies in an effort to determine whether the causes of the earnings shortfall are temporary or permanent. Pzena looks for companies where, in its opinion: (1) the current valuation is low compared to the company's normalized earnings power; (2) current earnings are below historic norms; (3) the problems are temporary; (4) management has a viable strategy to generate earnings recovery; and (5) there is meaningful downside protection in case the earnings recovery does not materialize.

Pzena typically invests prior to the emergence of an identifiable earnings catalyst, while a company's near-term earnings lack clarity and its share price is undervalued. Waiting for the catalyst to emerge before making the investment can result in missing the initial stock price appreciation, which, when earnings are recovering, can be rapid. Pzena thus seeks to capture this initial stock price appreciation, which Pzena believes will generally provide adequate compensation for its longer holding period (on average three years).

The section captioned "Performance" and sub-headed "Risk/return bar chart and table" on page 84 of the Multi-Class Prospectus and page 86 of the Class P Prospectus is revised by inserting the following as the final sentences of the final paragraph of that section:

Delaware and Pzena will assume day-to-day management of a separate portion of the fund's assets on or before October 29, 2010.

The section captioned "Investment advisors and portfolio managers" and sub-headed "UBS PACE® Large Co Value Equity Investments" beginning on page 132 of the Multi-Class Prospectus and page 129 of the Class P Prospectus is revised by replacing the second sentence of the sixth paragraph of that section in its entirety with the following:

As of June 30, 2010, Pzena had approximately $13.1 billion in assets under management.

The section captioned "Investment advisors and portfolio managers" and sub-headed "UBS PACE® Large Co Growth Equity Investments" beginning on page 133 of the Multi-Class Prospectus and page 130 of the Class P Prospectus is revised by replacing the ninth paragraph of that section in its entirety with the following:

Delaware is located at 2005 Market Street, Philadelphia, Pennsylvania 19103. Delaware is a series of Delaware Management Business Trust, which is an indirect subsidiary of Macquarie Group Limited, an Australian bank holding company. Macquarie is located at No.1 Martin Place, Sydney, New South Wales 2000, Australia. As of June 30, 2010, Delaware and its investment advisory affiliates had more than $135 billion in assets under management.

The section captioned "Investment advisors and portfolio managers" and sub-headed "UBS PACE® International Emerging Markets Equity Investments" beginning on page 137 of the Multi-Class Prospectus and page 134 of the Class P Prospectus is revised by replacing the first sentence of the first paragraph of that section in its entirety with the following:

Mondrian Investment Partners Limited ("Mondrian"), Gartmore Global Partners ("GGP"), Delaware Management Company ("Delaware") and Pzena Investment Management, LLC ("Pzena") serve as investment advisors for UBS PACE® International Emerging Markets Equity Investments.

The section captioned "Investment advisors and portfolio managers" and sub-headed "UBS PACE® International Emerging Markets Equity Investments" beginning on page 137 of the Multi-Class Prospectus and page 134 of the Class P Prospectus is revised by inserting the following as the final paragraphs of that section:

Delaware is located at 2005 Market Street, Philadelphia, Pennsylvania 19103. Delaware is a series of Delaware Management Business Trust, which is an indirect subsidiary of Macquarie Group Limited, an Australian bank holding company. Macquarie is located at No.1 Martin Place, Sydney, New South Wales 2000, Australia. As of June 30, 2010, Delaware and its investment advisory affiliates had more than $135 billion in assets under management.

Liu-Er Chen, CFA, Senior Vice President and Chief Investment Officer — Emerging Markets and Healthcare, will serve as portfolio manager of Delaware's portion of the fund, effective on or before October 29, 2010. Mr. Chen joined Delaware in September 2006 and is the firm's chief investment officer for the global Emerging Markets Equity team. Mr. Chen heads Delaware's Global Emerging Markets team, and he is also the portfolio manager for the Delaware Healthcare Fund, which launched in October 2007. Prior to joining Delaware Investments in September 2006 in his current position, he spent nearly 11 years at Evergreen Investment Management Company, where he most recently served as managing director and senior portfolio manager. Mr. Chen co-managed the Evergreen Emerging Markets Growth Fund from 1999 to 2001, and became the Fund's sole manager in 2001. Mr. Chen also served as the sole manager of the Evergreen Health Care Fund since its inception in 1999. Mr. Chen began his career at Evergreen in 1995 as an analyst covering Asian and global healthcare stocks, before being promoted to portfolio manager in 1998. Prior to his career in asset management, Chen worked for three years in sales, marketing, and business development for major American and European pharmaceutical and medical device companies.

Pzena is located at 120 West 45th Street, 20th Floor, New York, New York 10036. As of June 30, 2010, Pzena had approximately $13.1 billion in assets under management. Allison Fisch, John P. Goetz and Caroline Cai will be primarily responsible for the day-to-day management of the fund, effective on or before October 29, 2010.

Ms. Fisch is a Principal, Portfolio Manager of Emerging Markets Value, and Senior Research Analyst at Pzena. Prior to joining Pzena in 2001, Ms. Fisch was a Business Analyst at McKinsey & Company.

Mr. Goetz is a Managing Principal, Co-Chief Investment Officer and Portfolio Manager at Pzena. He was the Director of Research from 1996 through 2005, responsible for building and training the research team. He currently serves as co-portfolio manager on each of the firm's investment strategies and is a member of the firm's Executive Committee. Prior to joining Pzena in 1996, Mr. Goetz held a range of key positions at Amoco Corporation for over 14 years, his last as the Global Business Manager for Amoco's $1 billion polypropylene business where he had bottom-line responsibility for operations and development worldwide.

Ms. Cai, CFA, is a Principal and Portfolio Manager of EAFE, European, Emerging Markets and Global Value at Pzena. Prior to joining Pzena in 2004, Ms. Cai was a Senior Analyst at AllianceBernstein LLP. Previously, Ms. Cai was a Business Analyst at McKinsey & Company.

The section captioned "The funds and their investment policies" and sub-headed "UBS PACE® International Emerging Markets Equity Investments" beginning on page 13 of the SAI is revised by replacing the second sentence of the first paragraph of that section with the following:

Mondrian Investment Partners Limited ("Mondrian"), Gartmore Global Partners ("GGP"), Delaware Management Company ("Delaware") and Pzena Investment Management, LLC ("Pzena") serve as the fund's investment advisors.

The section captioned "Investment advisory arrangements" and sub-headed "UBS PACE® Large Co Value Equity Investments" on page 97 of the SAI is revised by replacing the final paragraph of that section in its entirety with the following:

Pzena is the operating company of Pzena Investment Management, Inc., a publicly traded company whose shares are listed on the New York Stock Exchange. Pzena was founded in 1995 by Richard Pzena and began managing assets on January 1, 1996.

The section captioned "Investment advisory arrangements" and sub-headed "UBS PACE® International Emerging Markets Equity Investments" beginning on page 99 of the SAI is revised by replacing the first paragraph of that section with the following:

Under the current Advisory Agreements for this fund with Mondrian, Gartmore Global Partners ("GGP"), Delaware Management Company ("Delaware") and Pzena Investment Management, LLC ("Pzena"), UBS Global AM (not the fund) pays Mondrian a fee in the annual amount of 0.65% of the fund's average daily net assets for the first $150 million, 0.55% of the fund's average daily net assets for the next $100 million and 0.50% of the fund's average daily net assets over $250 million that it manages; GGP a fee in the annual amount of 0.50% on the average daily net assets of the fund that it manages; Delaware a fee in the annual amount of 0.60% of the fund's average daily net assets for the first $10 million and 0.50% of the fund's average daily net assets over $10 million that it manages; and Pzena a fee in the annual amount of 0.81% of the fund's average daily net assets for the first $10 million, 0.65% of the fund's average daily net assets for the next $40 million, 0.59% of the fund's average daily net assets for the next $50 million, 0.52% of the fund's average daily net assets for the next $200 million, and 0.49% of the fund's average daily net assets over $300 million that it manages. For the fiscal years ended July 31, 2009, July 31, 2008, and July 31, 2007, UBS Global AM paid or accrued investment advisory fees to GGP and Mondrian of $1,324,634, $2,565,921 and $2,063,076, respectively. Delaware and Pzena were not yet serving as investment advisors to the fund, and thus UBS Global AM did not pay or accrue investment advisory fees to Delaware or Pzena during those periods. The accrued investment advisory fees reported above reflect the fee schedule in effect during the periods presented.

The section captioned "Investment advisory arrangements" and sub-headed "UBS PACE® International Emerging Markets Equity Investments" beginning on page 99 of the SAI is revised by inserting the following as the final paragraphs of that section:

Delaware, a series of Delaware Management Business Trust, is an indirect subsidiary of Macquarie Group Limited. Macquarie Group Limited is traded on the Australian Stock Exchange (ASX: MQG) and regulated by the Australian Prudential Regulation Authority, the Australian banking regulator. Other entities in the corporate chain of control of which Delaware is a direct or indirect subsidiary include Delaware Management Company, Inc., Delaware Investments U.S., Inc., DMH Corp., Delaware Management Holdings, Inc. and Macquarie Bank Limited. Investments in the fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies, and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Pzena is the operating company of Pzena Investment Management, Inc., a publicly traded company whose shares are listed on the New York Stock Exchange. Pzena was founded in 1995 by Richard Pzena and began managing assets on January 1, 1996.

The section captioned "Proxy voting policies and procedures," sub-headed "UBS PACE® Large Co Growth Equity Investments — Marsico Capital Management, LLC, SSgA Funds Management, Inc., Wellington Management Company, LLP, Delaware Management Company and Roxbury Capital Management, LLC" and further sub-headed "Delaware Management Company" on page 135 of the SAI is revised by replacing the second paragraph of that section in its entirety with the following:

In order to facilitate the actual process of voting proxies, Delaware has contracted with Institutional Shareholder Services ("ISS"), a subsidiary of RiskMetrics Group ("RiskMetrics", which is a subsidiary of MSCI

Inc.), to analyze proxy statements on behalf of the fund and other Delaware clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS's proxy voting activities. If a proxy has been voted for the fund, ISS will create a record of the vote.

The section captioned "Proxy voting policies and procedures," sub-headed "UBS PACE® Large Co Growth Equity Investments — Marsico Capital Management, LLC, SSgA Funds Management, Inc., Wellington Management Company, LLP, Delaware Management Company and Roxbury Capital Management, LLC" and further sub-headed "Delaware Management Company" on page 135 of the SAI is revised by replacing the fourth paragraph of that section in its entirety with the following:

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the fund. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class that has superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) generally vote for proposals requesting reports on the level of greenhouse gas emissions from a company's operations and products.

In the section captioned "Proxy voting policies and procedures", the heading "UBS PACE® International Emerging Markets Equity Investments — Mondrian Investment Partners and Gartmore Global Partners" on page 144 of the SAI is replaced with the following:

UBS PACE® International Emerging Markets Equity Investments — Mondrian Investment Partners Limited, Gartmore Global Partners, Delaware Management Company and Pzena Investment Management, LLC

The section captioned "Proxy voting policies and procedures" and sub-headed "UBS PACE® International Emerging Markets Equity Investments — Mondrian Investment Partners and Gartmore Global Partners" beginning on page 144 of the SAI is revised by inserting the following as the final paragraphs of that section:

Delaware Management Company. If and when proxies need to be voted on behalf of the fund, Delaware Management Company ("Delaware") will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the "Procedures"). Delaware has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing Delaware's proxy voting process for the fund. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow Delaware to vote proxies in a manner consistent with the goal of voting in the best interests of the fund.

In order to facilitate the actual process of voting proxies, Delaware has contracted with Institutional Shareholder Services ("ISS"), a subsidiary of RiskMetrics Group ("RiskMetrics", which is a subsidiary of MSCI Inc.), to analyze proxy statements on behalf of the fund and other Delaware clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS's proxy voting activities. If a proxy has been voted for the fund, ISS will create a record of the vote.

The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, Delaware will normally vote against management's position when it runs counter to its specific Proxy Voting Guidelines (the "Guidelines"), and Delaware will also vote against management's recommendation when it believes that such position is not in the best interests of the fund.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the fund. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class that has superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) generally vote for proposals requesting reports on the level of greenhouse gas emissions from a company's operations and products.

Delaware has a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which Delaware receives on behalf of the fund are voted by ISS in accordance with the Procedures. Because almost all fund proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for Delaware to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for Delaware during the proxy voting process. In the very limited instances where Delaware is considering voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving Delaware or affiliated persons of Delaware. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the fund. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the fund.

Pzena Investment Management, LLC. Under Pzena Investment Management, LLC's ("Pzena") current Proxy Voting Policies and Procedures (the "Proxy Voting Policy"), each proxy that comes to Pzena to be voted is evaluated on the basis of what is in the best interest of the clients. Pzena deems the best interests of the clients to be that which maximizes shareholder value and yields the best economic results (e.g., higher stock prices, long-term financial health and stability).

In evaluating proxy issues, Pzena relies on ISS Governance Services (now known as RiskMetrics Group) ("RiskMetrics"), a third-party service provider, to identify factual issues of relevance and importance. Pzena also uses information gathered as a result of the in-depth research and on-going company analyses performed by its investment team in making buy, sell and hold decisions for its client portfolios. This process includes periodic meetings with senior management of portfolio companies. Pzena also may consider information from other sources, including the management of a company presenting a proposal, shareholder groups and other independent proxy research services.

Unless a particular proposal or the particular circumstances of a company suggest otherwise, proposals regarding the following issues generally shall be voted in accordance with written voting guidelines that have been formulated by Pzena's Proxy Voting Committee: election of directors; composition of audit, nomination and compensation committees; separation of Chairman and CEO positions; appointment of auditors;

employee incentive programs; financings; acquisitions; stock splits; increases in shares of capital stock; social issues; anti-takeover measures; classified boards; director or auditor conflicts; changes in shareholders' rights; supermajority votes for business combinations; and open-ended "other business" questions. The Proxy Voting Committee consists of Pzena's Co-Directors of Research, its Chief Compliance Officer and at least one Portfolio Manager (who represents the interests of all Pzena's portfolio managers and is responsible for obtaining and expressing their opinions at committee meetings). The Proxy Voting Committee also is responsible for reviewing Pzena's proxy voting policies, procedures and guidelines at least annually, and for making such changes as they deem appropriate in light of then current trends and developments in corporate governance and related issues, as well as operational issues facing the firm.

The Proxy Voting Policy also contains provisions dealing with the detection and resolution of conflicts of interest. With respect to proxies of portfolio companies, Pzena has identified the following potential conflicts of interest:

• Where Pzena manages the assets of a publicly traded company and also holds that company's or an affiliated company's securities in one or more client portfolios;

• Where Pzena manages the assets of a proponent of a shareholder proposal for a company whose securities are in one or more client portfolios;

• Where Pzena has a client relationship with an individual who is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios; and

• Where a Pzena officer, director or employee, or an immediate family member thereof, is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios. For purposes hereof, an immediate family member shall be a spouse, child, parent or sibling.

The Proxy Voting Policy provides for various methods of dealing with these and any other conflict scenarios subsequently identified by Pzena, including notifying clients and seeking their consent or instructions on how to vote, and deferring to the recommendation of RiskMetrics where a conflict exists.

Under the Proxy Voting Policy, proxies for securities on loan through securities lending programs will generally not be voted, as Pzena's clients control these securities lending decisions. The Proxy Voting Policy also provides that votes may not be changed once submitted unless such change is approved in writing by both the Chief Compliance Officer and the Co-Directors of Research.

The Proxy Voting Policy requires Pzena to maintain, or cause to be maintained, certain records regarding proxies, including:

• Copies of Pzena's proxy voting policies and procedures, and any amendments thereto;

• Copies of any proxy materials received by Pzena for client securities. These may be in the form of the proxy packages received from each company and/or RiskMetrics, or downloaded from EDGAR, or any combination thereof;

• The vote cast for each proposal overall, as well as by account;

• Records of any correspondence regarding specific proxies and the voting thereof;

• Records of any reasons for deviations from broad voting guidelines;

• Copies of any document created by Pzena that was material to making a decision on how to vote proxies or that memorializes the basis of that decision;

• A record of proxies that were not received, and what actions were taken to obtain them; and

• Copies of any written client requests for voting summary reports (including reports to mutual fund clients for whom Pzena has proxy voting authority, containing information they need to (i) satisfy their annual reporting obligations pursuant to Rule 30b-1-4 under the Investment Company Act, and (ii) complete Form N-PX) and the correspondence and reports sent to the clients in response to such requests.

The Proxy Voting Policy also requires that Pzena send a copy of the Policy to each prospective client, and to include Proxy Voting Policy disclosures in its Form ADV. At a minimum, such Form ADV disclosures are to include an explanation of how to request copies of the Proxy Voting Policy, as well as any other disclosures required by Rule 206(4)-6 under the Investment Advisers Act of 1940.

The Proxy Voting Policy also contains provisions on how Pzena personnel shall handle corporate actions. Under the Proxy Voting Policy, Pzena is obligated to work with the clients' custodians regarding pending corporate actions. Corporate action notices received from Pzena's portfolio accounting system and/or from one or more custodians are required to be directed to Pzena's Operations personnel, who will check the records to see which client accounts hold the security for which the corporate action is pending. If the corporate action is voluntary and thus requires an affirmative response, such personnel are responsible for confirming that Pzena has received a response form for each affected client account before the response date. The Research Analyst covering the company is then informed of the action so that he/she can determine if the accounts should participate and what response should be given. The Research Analyst consults with the firm's Co-Chief Investment Officer and applicable Portfolio Manager when making this determination. Once determined, the response is then communicated by fax back to the custodians by Pzena's Operations personnel. Pzena's Operations personnel also will check the company's Web site for any corporate action processing information it may contain. On the date the action should be processed, the transactions will be booked in Pzena's portfolio management system. If the action results in accounts owning fractional shares of a security, those shares will be sold off using the price per whole share found on the Web site. All faxes, notes and other written materials associated with the corporate action are required to be kept together in a folder.

The Proxy Voting Policy specifically states that Pzena shall not have any responsibility to initiate, consider or participate in any bankruptcy, class action or other litigation against or involving any issue of securities held in or formerly held in a client account or to advise or take any action on behalf of a client or former client with respect to any such actions or litigation. The Proxy Voting Policy obligates Pzena to forward to all affected clients and former clients any important class action or other litigation information received by Pzena. This does not include any mass mailing requests to act as a lead plaintiff or other general solicitations for information, but does include any proof of claims forms, payment vouchers and other similar items.

In the section captioned "Portfolio managers", the heading "UBS PACE® International Emerging Markets Equity Investments — Mondrian Investments Partners Limited and Gartmore Global Partners" on page 192 of the SAI is replaced with the following:

UBS PACE® International Emerging Markets Equity Investments — Mondrian Investments Partners Limited, Gartmore Global Partners, Delaware Management Company and Pzena Investment Management, LLC

The section captioned "Portfolio managers" and sub-headed "UBS PACE® International Emerging Markets Equity Investments — Mondrian Investments Partners Limited and Gartmore Global Partners" beginning on page 192 of the SAI is revised by inserting the following as the final paragraphs of that section:

Delaware Management Company.

The following table provides information relating to other accounts managed by Liu-Er Chen as of July 31, 2010. Any accounts managed in a personal capacity appear under "Other Accounts" along with the other accounts managed on a professional basis. The personal account information is current as of the most recent calendar quarter end for which account statements are available.

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	11	0	6
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$1,500	$0	$100
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Potential conflicts of interest. Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the fund and the investment action for such other fund or account and the fund may differ. For example, one fund or account may be selling a security, while another fund or account may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another account or fund. Additionally, the management of multiple accounts or funds may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple accounts and funds. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all accounts and funds for which the investment would be suitable may not be able to participate. Delaware has adopted procedures designed to allocate investments fairly across multiple accounts.

A portfolio manager's management of personal accounts also may present certain conflicts of interest. While Delaware's code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation. Mr. Chen's compensation consists of the following:

Base Salary — Mr. Chen receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

There is a base bonus that is guaranteed. Any additional bonus over the base bonus is 100% based on subjective factors. After certain performance objectives are reached the bonus pool will increase above the base bonus. The primary objective is the performance of the fund relative to the Emerging Markets Lipper peer group. Performance is measured as the result of one's standing in the Lipper peer group on a one-year, three-year and five-year basis. Three year performance is weighted more heavily and there is no award above the base bonus for performance below the 40th percentile for a given time period. There is a sliding scale for performance achievements above the 40th percentile.

Incentive Plan/Equity Compensation Plan — Portfolio managers may be awarded options, stock appreciation rights, restricted stock awards, restricted stock units, deferred stock units, and performance awards (collectively, "Awards") relating to the underlying shares of common stock of Delaware Investments U.S., Inc. pursuant to the terms of the Delaware Investments U.S., Inc. 2009 Incentive Compensation Plan (the "Plan") established on March 24, 2009. Since the establishment of the Plan, Awards are no longer granted under the Amended and Restated Delaware Investments U.S., Inc. Incentive Compensation Plan effective December 26, 2008, which was established in 2001.

The Plan was established in order to: assist Delaware in attracting, retaining, and rewarding key employees of the company; enable such employees to acquire or increase an equity interest in the company in order to align the interest of such employees and Delaware; and provide such employees with incentives to expend their maximum efforts. Subject to the terms of the Plan and applicable award agreements, Awards typically vest in 25% increments on a four-year schedule, and shares of common stock underlying the Awards are issued after vesting. Shares issued typically must be held for six months and one day, after which time the stockholder may put them back to the company, subject to any applicable holding requirements. The fair market value of the shares of Delaware Investments U.S., Inc., is normally determined as of each March 31, June 30, September 30 and December 31. The fair market value of shares of common stock underlying Awards granted on or after December 26, 2008 is determined by an independent appraiser utilizing an appraisal valuation methodology in compliance with Section 409A of the Internal Revenue Code and the regulations promulgated thereunder.

Other Compensation — Portfolio managers may also participate in benefit plans and programs available generally to all employees.

Ownership of fund shares. As of July 31, 2010, Mr. Chen owned no shares of the fund.

Pzena Investment Management, LLC.

John P. Goetz, Caroline Cai and Allison Fisch are the portfolio managers primarily responsible for the day-to-day management of the portion of the fund allocated to Pzena.

The following tables provide information related to other accounts managed by Mr. Goetz, Ms. Cai and Ms. Fisch as of July 31, 2010:

John P. Goetz

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	12	81	195
Number of Accounts Managed with Performance-Based Advisory Fees	0	1	10
Assets Managed (in millions)	$3,717	$3,413	$6,842
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$93	$962

Caroline Cai

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	3	25	10
Number of Accounts Managed with Performance-Based Advisory Fees	0	1	0
Assets Managed (in millions)	$703	$2,377	$1,645
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$93	$0

Allison Fisch

	Registered investment companies	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	0	2	0
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$0	$4	$0
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

Potential conflicts of interest. Conflicts of interest may arise in managing assets of the fund, on the one hand, and the portfolios of Pzena's other clients and/or accounts (collectively, the "Accounts"), on the other hand. Although Pzena has designed such procedures to prevent and address conflicts, there is no guarantee that such procedures will detect every situation in which a conflict arises.

The management of multiple Accounts inherently means there may be competing interests for the portfolio management team's time and attention. Pzena seeks to minimize this by utilizing one investment approach (e.g., value investing), and by managing all Accounts on a product specific basis. Thus, for example, all Large Cap Value Accounts, whether they are fund accounts, institutional accounts or individual accounts are managed using the same investment discipline, strategy and proprietary investment model.

If the portfolio management team identifies a limited investment opportunity that may be suitable for more than one Account, the fund may not be able to take full advantage of that opportunity. However, Pzena has adopted procedures for allocating portfolio transactions across Accounts so that each Account is treated fairly. With respect to partial fills for an order, depending upon the size of the execution, Pzena may choose to allocate the executed shares on a pro rata basis or on a random basis. As with all trade allocations each Account generally receives pro rata allocations of any new issue or IPO security that is appropriate for its investment objective. Permissible reasons for excluding an account from an otherwise acceptable IPO or new issue investment include the account having FINRA restricted person status, lack of available cash to make the purchase, or a client-imposed trading prohibition on IPOs or on the business of the issuer.

Conflicts of interest may arise when members of the portfolio management team transact personally in securities investments made or to be made for the fund or other Accounts. To address this, Pzena has adopted a written Code of Business Conduct and Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including fund shareholders' interests) or its current investment strategy. The Code of Business Conduct and Ethics generally requires that most transactions in securities by Pzena's employees, officers or directors (provided directors may rebut the presumption of access) (collectively, "Access Persons") and certain related persons, whether or not such securities are purchased or sold on behalf of the Accounts, be cleared prior to execution by appropriate approving parties and compliance personnel. Securities transactions for Access Persons' personal accounts also are subject to monthly reporting requirements, and annual and quarterly certification requirements. In addition, no Access Person shall be permitted to effect a short term trade (i.e., to purchase and subsequently sell within 60 calendar days, or to sell and subsequently purchase within 60 calendar days) of non-exempt securities. Finally, orders for proprietary accounts (i.e., accounts of Pzena's principals, affiliates or employees or their immediate family that are managed by Pzena) are subject to written trade allocation procedures designed to ensure fair treatment to client accounts.

Pzena manages some Accounts under performance based fee arrangements. Pzena recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. This structure may create an inherent pressure to allocate investments having a greater potential for higher returns to accounts of those clients paying a performance fee. To prevent conflicts of interest associated with managing accounts with different compensation structures, Pzena generally requires portfolio decisions to be made on a product specific basis. Pzena also requires pre-allocation of all client orders based on specific fee-neutral criteria. Additionally, Pzena requires average pricing of all aggregated orders. Finally, Pzena has adopted a policy prohibiting Portfolio Managers (and all employees) from placing the investment interests of one client or a group of clients with the same investment objectives above the investment interests of any other client or group of clients with the same or similar investment objectives. These measures help Pzena mitigate some of the conflicts that its management of private investment companies would otherwise present.

Compensation. UBS Global AM pays Pzena a fee based on the assets under management of the fund as set forth in the Sub-Advisory Agreement between Pzena and UBS Global AM. Portfolio managers and other Pzena investment professionals are compensated through a combination of a fixed base salary (set annually), performance bonus and equity ownership, if appropriate due to superior performance. The time frame Pzena examines for bonus compensation is annual. Pzena considers both quantitative and qualitative factors when determining performance bonuses; however, performance bonuses are not based on fund performance or assets of the fund. For investment professionals, Pzena examines such things as effort, efficiency, ability to focus on the correct issues, stock modeling ability, and ability to successfully interact with company management. However, Pzena considers the person as a whole and contributions that he/she has made and is likely to make in the future. Pzena avoids a compensation model that is driven by individual security performance, as this can lead to short-term thinking which is contrary to Pzena's value investment philosophy. Ultimately, equity ownership is the primary tool used by Pzena for attracting and retaining talent.

Ownership of fund shares. As of July 31, 2010, none of the fund's portfolio managers owned shares of the fund.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE